UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

Ambiq Micro, Inc.

(Name of Registrant as Specified In Its Charter)

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styleINA PROXY TABULATOR: P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Ambiq Micro, Inc. Annual Meeting of Stockholders Monday, June 8, 2026 10:00 AM, Central Daylight Time Annual Meeting to be held via the Internet - please visit www.proxydocs.com/AMBQ for more details. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must pre-register at www.proxydocs.com/AMBQ by 11:59 p.m. Eastern Daylight Time on June 7, 2026. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided in your registration confirmation email. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/AMBQ To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 29, 2026. Unless requested, you will not otherwise receive a paper or email copy. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on June 8, 2026 for stockholders of record as of April 13, 2026 To order paper materials, use one of the following methods. Internet: www.proxydocs.com/AMBQ Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Ambiq Micro, Inc. Annual Meeting of Stockholders The Board of Directors recommends that you vote FOR the election of each director nominee and FOR the ratification of the selection of KPMG. PROPOSAL 1. To elect Timothy Chen and Ker Zhang, Ph.D., as Class I directors to hold office until the Company's 2029 annual meeting of stockholders and until their successors have been duly elected and qualified or such director's earlier death, resignation or removal. 1.01 Timothy Chen 1.02 Ker Zhang, Ph.D. 2. To ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026.